MERRILL LYNCH
AMERICAS INCOME
FUND, INC.




FUND LOGO




Quarterly Report

March 31, 1998



The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


Merrill Lynch Americas Income Fund, Inc., March 31, 1998


DEAR SHAREHOLDER


The J.P. Morgan Emerging Markets Bond Index tightened approximately 150 basis points (1.50%) from mid-January to mid-March in response to a rally. Since then, the Index has remained in a 50 basis point trading range with some volatility in response to uncertainties in Asia and the US markets.

As it became apparent that the emerging market countries were making a fast and effective policy response to contain the contagion of the Asian crisis, yield spreads over comparable US Treasury bonds tightened. These macroeconomic responses were inspired and supported in many cases by the International Monetary Fund (IMF). The abundant global liquidity and the constructive fundamental and market outlook in the United States and Europe supported this rally. During this period, the ability of emerging market countries to access global capital markets was remarkable. All of the major Latin American countries were able to issue long-term bonds successfully in the market, and capital inflows resumed with vigor.

Brazil and Russia, the countries most exposed to the "Asian contagion," continued to be the focus of investor attention. Brazil's fiscal and monetary tightening and Russia's improved macroeconomic policy coordination with the IMF, coupled with its geopolitical importance, allowed both countries to contain the currency crisis. Both experienced substantial capital inflows since early in 1998. In Brazil, interest rates that were increased to high levels to defend the currency have dropped faster than investors anticipated, on the back of these very strong capital inflows. Capital inflows to Brazil were so impressive that the country not only recovered all the reserves lost during last year's Asian crisis, but reserves are now at record highs and regulations on short-term capital inflows have been tightened. In Russia, inflows were briefly reversed while the uncertainties over the confirmation of the new Prime Minister were weighing on the market.

In Asia, the prompt actions of the IMF and the eventual agreement of most countries to follow politically difficult courses of adjustment led to a stabilization of macroeconomic variables. This credit risk improvement was recognized not only with sovereign spread tightening but also with a rating upgrade for South Korea.

Lately, several issues have kept emerging market bonds around the weaker end of the trading range. Among those concerns, there continues to be some market uncertainties about the possibility of recovery of the Japanese economy, the weakness of its banking system and its effect on the rest of Asian countries; the speed and depth of structural reform in Indonesia; the follow-through of the reform effort in South Korea and other East Asian countries; the risk of a preemptive monetary tightening by the US Federal Reserve Board; the implementation risks in the European Monetary Policy; and concerns regarding valuations of US and European equities.

Despite these risks, we remain constructive in emerging market bonds for the long term. Emerging market policies remain conducive to further credit improvements. Brazil's financial vulnerability, for example, has continued to decrease. Similarly, Mexico has adjusted fiscal and monetary policies; Venezuela is studying similar alternatives; and Argentina is ahead of its refunding schedule. In Eastern Europe, Russia continues to focus on fiscal efforts.


Portfolio Matters
During the March quarter, we extended the Fund's duration to 6.72 years, and overweighted our exposure to countries which we believed presented the most significant appreciation potential. We increased the Fund's duration through the replacement of short-term securities with longer-term issues, and through the use of leverage. We increased the average leverage to 22.19% of net assets, which increased the Fund's current yield to 11.65% as of March 31, 1998.

During the March quarter, we favored Brazil for many reasons. Among them, Brazil had demonstrated determination in defending the Real Plan, and had positive political and economic prospects underpinned by a strong privatization effort expected to occur in the next few months. In addition, Brazil has maintained its continued long-term structural reform and has maintained a strong international reserves position. We also favored Russia and Venezuela. Russia has put in place a new reform-oriented cabinet and is working closely with multilateral organizations to continue consolidating its fiscal accounts. Venezuela's strong reserve position makes this country very resistant to Asian-style speculative attacks on its currency. We expect to see favorable developments in this year's Venezuelan presidential and regional elections.


In Conclusion
We thank you for your continued investment in Merrill Lynch Americas Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Paolo Valle)
Paolo Valle
Senior Vice President and
Portfolio Manager



May 14, 1998




Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Americas Income Fund, Inc., March 31, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a repre-sentation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +12.68%        + 8.17%
Inception (10/21/94) through 3/31/98      +17.64         +16.25

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                        +11.95%        + 8.20%
Inception (8/27/93) through 3/31/98       +12.10         +12.10

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +11.88%        +10.94%
Inception (10/21/94) through 3/31/98      +16.59         +16.59

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +12.52%        + 8.02%
Inception (8/27/93) through 3/31/98       +12.65         +11.65

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                                                                 Standardized
                                                12 Month      3 Month     Since Inception        30-Day Yield
                                              Total Return  Total Return    Total Return        As of 3/31/98
ML Americas Income Fund Class A Shares           +12.68%        +5.78%         +74.89%              10.54%
ML Americas Income Fund Class B Shares           +11.95         +5.59          +68.93               10.21
ML Americas Income Fund Class C Shares           +11.88         +5.58          +69.57               10.15
ML Americas Income Fund Class D Shares           +12.52         +5.62          +72.79               10.30

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class C Shares, 10/21/94; and Class B and Class D Shares, 8/27/93.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                      Face                                  Interest    Maturity                  Percent of
COUNTRY       Industry               Amount                Bonds              Rate        Date          Value     Net Assets
Argentina     Industrials      US$  3,000,000    Banco Hipotecario
                                                 Nacional S.A.             8.00    %    6/04/1999     $  2,992,500       3.2%

                                                 Total Bonds in Argentina
                                                 (Cost--$3,007,500 )                                     2,992,500       3.2

Brazil        Industrials           1,000,000    MRS Logistica S.A.       10.625        8/15/2005          985,000       1.0

              Media &               2,000,000    Globo Comunicacoes e
              Communications                     Participacoes S.A.       10.625       12/05/2008        2,037,500       2.2

              Steel                 3,500,000    CSN Iron S.A.             9.125        6/01/2007        3,281,250       3.5

              Utilities--           4,500,000    Espirito Santo
              Electric                           Centrais                 10.00         7/15/2007        4,387,500       4.6

                                                 Total Bonds in Brazil
                                                 (Cost--$10,511,875)                                    10,691,250      11.3

Mexico        Banking               2,500,000    Banco Nacional S.A.       8.00         4/14/2000        2,509,297       2.7

              Financial Services    1,000,000    Sanluis Corporation,
                                                 S.A. de C.V.              8.875        3/18/2008          981,250       1.0

              Industrials           4,500,000    Cemex S.A.               10.75         7/15/2000        4,780,305       5.1
                                    2,450,000    Controladero Comercial
                                                 Mexicana S.A.             8.75         4/21/1998        2,446,937       2.6
                                    4,000,000    Petroleos Mexicanos       9.50         9/15/2027        4,090,000       4.3
                                                                                                      ------------     ------
                                                                                                        11,317,242      12.0
              Paper                 3,000,000    Grupo Industrial
                                                 Durango, S.A. de C.V.    12.625        8/01/2003        3,405,000       3.6

                                                 Total Bonds in Mexico
                                                 (Cost--$18,251,425)                                    18,212,789      19.3

Russia        Financial             2,000,000    SBS-AGRO Finance B.V.    10.25         7/21/2000        1,820,000       1.9
              Services
                                                 Total Bonds in Russia
                                                 (Cost--$2,002,000)                                      1,820,000       1.9


Merrill Lynch Americas Income Fund, Inc., March 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                      Face                                  Interest    Maturity                  Percent of
COUNTRY       Industry               Amount                Bonds              Rate        Date          Value     Net Assets
United        US Government   US$  10,000,000    United States Treasury
States        Obligations                        Notes                     6.125  %    11/15/2027     $ 10,254,700      10.8%

                                                 Total Bonds in the
                                                 United States (Cost--$10,400,625)                      10,254,700      10.8

                                                 Total Investments in Bonds
                                                 (Cost--$44,173,425)                                    43,971,239      46.5

                                                 Brady Bonds*

Argentina     Sovereign             5,000,000    Republic of Argentina,
              Government                         Global Bonds              9.75         9/19/2027        4,956,250       5.2
              Obligations

                                                 Total Brady Bonds in Argentina
                                                 (Cost--$4,997,500)                                      4,956,250       5.2

Brazil        Sovereign            25,655,850    Republic of Brazil,
              Government                         Floating Rate 'C'
              Obligations                        Bond (b)                  8.00         4/15/2014       21,567,077      22.8
                                    8,000,000    Republic of Brazil,
                                                 Global Bonds             10.125        5/15/2027        7,930,000       8.4

                                                 Total Brady Bonds in Brazil
                                                 (Cost--$28,010,716)                                    29,497,077      31.2

Ecuador       Sovereign             6,676,020    Republic of Ecuador,
              Government                         PDI (Registered)(b)       6.625        2/27/2015        4,301,894       4.6
              Obligations

                                                 Total Brady Bonds in Ecuador
                                                 (Cost--$4,161,643)                                      4,301,894       4.6

Mexico        Sovereign                 1,000    United Mexican
              Government                         States, Value Recovery
              Obligations                        Rights (a)                0.00                                  0       0.0


                                                 Total Brady Bonds in Mexico
                                                 (Cost--$0)                                                      0       0.0

Panama        Sovereign             2,000,000    Republic of Panama,
              Government                         Global Bonds              8.875        9/30/2027        2,007,500       2.1
              Obligations

                                                 Total Brady Bonds in Panama
                                                 (Cost--$1,980,000)                                      2,007,500       2.1

Peru          Sovereign             2,000,000    Republic of Peru,
              Government                         Floating Rate
              Obligations                        Reduction Bond            3.25         3/07/2017        1,255,000       1.3


                                                 Total Brady Bonds in Peru
                                                 (Cost--$1,230,256)                                      1,255,000       1.3

Russia        Sovereign            30,500,000    Republic of Russia,
              Government                         Principal Loan (b)        6.71875     12/15/2020       19,367,500      20.5
              Obligations

                                                 Total Brady Bonds in Russia
                                                 (Cost--$18,174,401)                                    19,367,500      20.5

Venezuela     Sovereign            21,500,000    Republic of Venezuela,
              Government                         Global Bonds              9.25         9/15/2027       19,618,750      20.8
              Obligations

                                                 Total Brady Bonds in Venezuela
                                                 (Cost--$19,044,000)                                    19,618,750      20.8

                                                 Total Investments in Brady Bonds
                                                 (Cost--$77,598,516)                                    81,003,971      85.7

                                                       Short-Term Securities

Brazil        Certificates of       3,000,000    Banco Excel S.A.          7.875        7/15/1998        2,902,500       3.1
              Deposit
                                                 Total Short-Term Investments in Brazil
                                                 (Cost--$2,935,694)                                      2,902,500       3.1

Mexico        Foreign          MXP 17,185,290    Mexican Cetes            19.40         4/08/1998        2,008,960       2.1
              Government           25,709,540    Mexican Cetes            18.75         4/16/1998        2,992,041       3.2
              Obligations**         5,076,280    Mexican Cetes            18.75         4/23/1998          588,961       0.6
                                    6,736,060    Mexican Cetes            20.10        12/17/1998          687,251       0.7

                                                 Total Short-Term Investments in Mexico
                                                 (Cost--$6,413,583)                                      6,277,213       6.6

United        Commercial       US$  3,701,000    General Motors
States        Paper**                            Acceptance Corp.          6.13         4/01/1998        3,701,000       3.9

              US Government         4,000,000    Federal Home Loan
              Agency                             Mortgage Corp.            5.90         4/01/1998        4,000,000       4.2
              Obligations**

                                                 Total Short-Term Investment in the United States
                                                 (Cost--$7,701,000 )                                     7,701,000       8.1

                                                 Total Investments in Short-Term Securities
                                                 (Cost--$17,050,277)                                    16,880,713      17.8

                                                 Total Investments (Cost--$138,822,218 )               141,855,923     150.0

                                Nominal Value
                             Covered by Options             Options Written

              Currency Call        10,000,000    Russian Principal,
              Options Written                    expiring April 1998 at RUB 65.50                          (50,000)      0.0

                                                 Total Options Written (Premiums Received--$(43,000))      (50,000)      0.0

              Total Investments (Cost--$138,779,218)                                                   141,805,923     150.0

              Liabilities in Excess of Other Assets                                                    (47,242,048)    (50.0)
                                                                                                     -------------     ------

              Net Assets                                                                             $  94,563,875     100.0%
                                                                                                     =============     ======

              Net Asset Value:  Class A--Based on net assets of $5,206,156 and
                                         523,912 shares outstanding                                  $        9.94
                                                                                                     =============
                                Class B--Based on net assets of $73,799,600 and
                                         7,449,125 shares outstanding                                $        9.91
                                                                                                     =============
                                Class C--Based on net assets of $3,973,982 and
                                         401,155 shares outstanding                                  $        9.91
                                                                                                     =============
                                Class D--Based on net assets of $11,584,137 and
                                         1,169,832 shares outstanding                                $        9.90
                                                                                                     =============


           (a)The rights may be exercised until 3/31/2020.
           (b)Represents a pay-in-kind security which may pay interest in additional shares/face.
             *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            **Commercial Paper and certain Foreign Government and US Government
              Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
